CERTAIN TRANSACTIONS	9 Months Ended
Sep. 30, 2016
Certain Transactions [Abstract]
Certain Transactions
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
Notes to Consolidated Financial Statements – (Continued)
(Unaudited)

NOTE 3 – Certain transactions:

Actavis Generics acquisition:

On August 2, 2016, Teva consummated its acquisition of Allergan plc's worldwide generic pharmaceuticals business (“Actavis Generics”). At closing, Teva paid consideration of approximately $33.4 billion in cash and approximately 100.3 million Teva shares issued to Allergan. The acquisition significantly expanded Teva's generics product portfolio, R&D capabilities, product pipeline and global operational network.

In July 2016, Teva completed debt issuances for an aggregate principal amount of $20.4 billion, or $20.3 billion net proceeds, consisting of senior notes with aggregate principal amounts of $15 billion, €4 billion and CHF 1 billion and maturities of between two to 30 years. The effective average interest rate of these notes is 2.32% per annum.

At the closing of the acquisition, Teva borrowed $5 billion under its term loan facility with a syndicate of banks. The term facility is split into two tranches of $2.5 billion each, with the first tranche maturing in full after three years and the second tranche maturing in five years with payment installments each year (see note 10). In addition, Teva terminated its $22 billion bridge loan credit agreement.

Teva financed the cash consideration with the amounts mentioned above, in addition to approximately $8.1 billion from cash on hand, including from its December 2015 equity offerings, and borrowings under its syndicated revolving line of credit.

Debt issuance and term loan facilities related costs of approximately $0.1 billion were incurred as part of the financing arrangements, and were capitalized under senior notes and loans in the consolidated balance sheets. Total equity issuance costs of approximately $0.2 billion related to the transaction were offset against the proceeds received from the issuances.

In 2015 and 2016, Teva incurred approximately $133 million costs associated with the Actavis transaction, of which $80 million was incurred in the nine months ended September 30, 2016. These expenses are included in impairment, restructuring and others and financial expenses, as applicable, in Teva's consolidated statements of income.

The following table summarizes the consideration transferred to acquire Actavis Generics.

Fair value of consideration transferred:	U.S.$ in millions
Cash	$33,420
Ordinary shares (1)	5,065
Equity based compensation	33
Total fair value of consideration transferred	$38,518

(1) Represents approximately 100.3 million shares at a price per share of $50.50 at August 1, 2016, which has been adjusted for a lack of marketability discount factor of 5.8%.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change, which could be significant. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date.

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Cash and cash equivalents	$82
Accounts receivable and other current assets (1)	5,213
Inventories	1,463
Property, plant and equipment, net	1,605
Other non-current assets	19
Identifiable intangible assets: (2)
Product rights (3)	16,486
Research and development in-process (4)	3,999
Goodwill	19,630

Total assets acquired	48,497
Sales reserves and allowances	1,912
Accounts payable and accruals	1,272
Other current liabilities (5)	580
Deferred income taxes and other long-term liabilities	6,215

Total liabilities assumed	9,979
Net assets acquired	$38,518

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Cash and cash equivalents	$82
Accounts receivable and other current assets (1)	5,213
Inventories	1,463
Property, plant and equipment, net	1,605
Other non-current assets	19
Identifiable intangible assets: (2)
Product rights (3)	16,486
Research and development in-process (4)	3,999
Goodwill	19,630

Total assets acquired	48,497
Sales reserves and allowances	1,912
Accounts payable and accruals	1,272
Other current liabilities (5)	580
Deferred income taxes and other long-term liabilities	6,215

Total liabilities assumed	9,979
Net assets acquired	$38,518

(1) As of the acquisition date, the fair value of trade receivables approximated the book value acquired. The gross contractual amount receivable was $3,081 million, of which approximately $85 million was not expected to be collected. Other current assets related to divestitures were approximately $1,932 million.

(2) The fair value adjustment estimate of identifiable intangible assets is preliminary and is determined using the “income approach,” which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows an asset would generate over its remaining useful life.

(3) The weighted average amortization period of the acquired product rights is 12 years.

(4) The value of research and development in-process was calculated using cash flow projections discounted for the inherent risk in the projects. The discount rate applied was 9%.

(5) In the ordinary course of business, Actavis Generics incurred contingent and other liabilities. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date. A liability of $509 million was recognized upon acquisition for litigation matters assumed by Teva in connection with the acquisition. Refer further to note 15 for contingencies.

Goodwill recognized is largely attributable to synergies expected following the acquisition and was allocated to the generics segment. Goodwill is not deductible for tax purposes.

The final cash consideration payable is subject to certain net working capital adjustments, which have been estimated at closing based on a preliminary analysis in the amount of $223 million. Any true up of net working capital may result in changes to the preliminary purchase price allocation. The preliminary net working capital adjustment was reflected in operating cash flow.

The acquired business contributed revenues of $887 million and a net loss of $94 million to Teva's consolidated statements of income for the period from August 2, 2016 to September 30, 2016.

The following table provides supplemental pro forma information as if the business combination had occurred on January 1, 2015.

	Pro forma nine months ended September 30, (Unaudited)
	2016	2015
Net revenue	$18,984	$18,555
Net (loss) income attributable to Teva	(12)	658
Basic earnings per share attributable to Teva shareholders	(0.21)	0.46
Diluted earnings per share attributable to Teva shareholders	(0.21)	0.45

	Pro forma nine months ended September 30, (Unaudited)
	2016	2015
Net revenue	$18,984	$18,555
Net (loss) income attributable to Teva	(12)	658
Basic earnings per share attributable to Teva shareholders	(0.21)	0.46
Diluted earnings per share attributable to Teva shareholders	(0.21)	0.45

The unaudited supplemental pro forma data reflects the historical information of Teva and Actavis Generics adjusted for: (i) Teva's accounting policies as applied to the results of Actavis Generics, (ii) the additional depreciation and amortization that would have been charged assuming the fair value adjustments to property, plant and equipment, and intangible assets had been applied from January 1, 2015, (iii) the impact on revenues and gross profit of products required to be divested (iv) the recognition of non-recurring costs and income directly attributable to the acquisition, including the impact of divestitures and inventory step up, as if they had been incurred on January 1, 2015 (v) the recognition of certain purchase price allocation adjustments, amounting to approximately $516 million before taxes, as if they had been adjusted for prior to the consummation of the acquisition (vi) estimated additional finance expenses incurred as a result of borrowings used to finance the acquisition as if they had been entered into on January 1, 2015, and (vii) consequential tax effects.

The unaudited pro forma summary is not intended to reflect what Teva's results of operations would have been had the acquisition occurred on January 1, 2015, and is not necessarily indicative of the results of future operations of Teva nor does it reflect the expected synergies associated with the acquisition. Teva's actual results of operations may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma information includes various assumptions, including the preliminary purchase price allocation of the assets acquired and the liabilities incurred and assumed in connection with the acquisition.

In order to complete the acquisition, Teva was required by the U.S. Federal Trade Commission ("FTC") to divest certain Actavis Generics and Teva products. The sale of the Teva legacy products resulted in a net gain of $693 million which was recognized on disposal, and recorded in impairments, restructuring and others in the consolidated statements of income. A portion of the divestiture amounted to a sale of a business, for which the respective gain includes the disposal of the estimated fair value of goodwill associated with the business, which amounted to $126 million. Proceeds from the sale of the business and Actavis Generics and Teva assets were approximately $527 million and $1,218 million, respectively.

On October 5, 2016, Teva entered into an agreement to sell certain assets and operations of Actavis Generics in the U.K. and Ireland, subject to final approval from the European Commission. The related income from the discontinued operations is not significant to Teva's consolidated statements of income, and therefore the effect on revenues and net income has not been disclosed separately. The table below summarizes the major classes of assets and liabilities included as held for sale as at September 30, 2016.

Carrying amounts of major classes of assets included as held for sale:	U.S.$ in millions
Accounts receivable	$97
Inventories	67
Other current assets	3
Non-current deferred income taxes	11
Property, plant and equipment, net	39
Identifiable intangible assets, net	795

Total assets of the disposal group classified as held for sale in the consolidated balance sheets	1,012
Accounts payable and accruals	121
Other current liabilities	10
Deferred income taxes	159
Other taxes and long-term liabilities	37

Total liabilities of the disposal group classified as held for sale in the consolidated balance sheets	$327

       In addition, assets held for sale at September 30, 2016 include other divestitures related to the acquisition of Actavis Generics, which are not significant to Teva.

Other transactions:

During the nine months ended September 30, 2016, Teva entered into other transactions for aggregate cash consideration of $2.3 billion and non-cash consideration with a fair value of $1.8 billion. The acquisition costs relating to these transactions amounted to approximately $25 million for the period, and are included in impairment, restructuring and others on Teva's consolidated statements of income. Goodwill recognized for these transactions is not deductible for tax purposes.

Pro forma financial information has not been included for the following transactions occurring during the period as the results would not be significant, individually or collectively, when compared with Teva's financial results.

Japanese business venture:

On April 1, 2016, Teva and Takeda Pharmaceutical Company Limited established Teva Takeda Yakuhin Ltd. (“Teva Takeda”), a new business venture in Japan. The business venture combined Teva's Japanese generics business with Takeda's portfolio of non-exclusive products. The business venture seeks to leverage Takeda's leading brand reputation and strong distribution presence in Japan with Teva's expertise in supply chain, operational network, infrastructure and R&D, to meet the wide-ranging needs of patients and growing importance of generics in Japan through the provision of off-patent medicines.

Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture was consolidated in Teva's financial statements commencing April 1, 2016. Takeda's interest in the business venture is accounted for under “net income (loss) attributable to non-controlling interests.”

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change, which could be significant. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date. Teva recorded net assets acquired of $1.8 billion and “non-controlling interests” of $1.6 billion, with the difference recorded under “Teva shareholders' equity.”

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Inventories	$139
Identifiable intangible assets:
Product and marketing rights (1)	1,664
Goodwill	566

Total assets acquired	2,369
Current liabilities	34
Deferred income taxes	510

Total liabilities assumed	544
Net assets acquired	$1,825

(1) The weighted average amortization period of the acquired product and marketing rights is approximately 15 years.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the Teva Takeda business venture is attributable to expected specific synergies and intangible assets that do not qualify for separate recognition, as well as future, as yet unidentified projects. The goodwill recognized was allocated to the generics segment.

Rimsa

On March 3, 2016, Teva completed the acquisition of Representaciones e Investigaciones Médicas, S.A. de C.V. ("Rimsa"), a leading pharmaceutical manufacturing and distribution company in Mexico, along with a portfolio of products and companies, intellectual property, assets and pharmaceutical patents in Latin America and Europe, for an amount of $2.3 billion, in a cash free, debt free set of transactions. Teva financed the transaction using cash on hand.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change, which could be significant, in particular as a result of Teva's lawsuit alleging fraud and breach of contract against the sellers of Rimsa concerning Rimsa's pre-acquisition quality, manufacturing, and other practices and how quickly, and to what extent, Teva can remediate the Rimsa facility and products, a key assumption related to the finalization of fair value. Teva is reviewing its preliminary estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. This review may result in significant changes to the estimated fair values shown below or, potentially, an impairment of goodwill.

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Current assets (1)	$88
Deferred taxes and other non-current assets	702
Identifiable intangible assets:
Product rights (2)	781
Research and development in-process (3)	177
Trade names / customer relationships	49
Goodwill	1,018

Total assets acquired	2,815
Current liabilities	124
Deferred taxes and other non-current liabilities	370

Total liabilities assumed	494
Net assets acquired	$2,321

(1) As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $47 million, of which $3 million was not expected to be collected.

(2) The weighted average amortization period of the acquired product rights is approximately 20 years.

(3) The value of research and development in-process was calculated using cash flow projections discounted for the inherent risk in the projects.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Rimsa is attributable to expected specific synergies and other benefits that Teva expects to realize from the transaction. The goodwill recognized was allocated to the generics segment.

Regeneron

In September 2016, Teva and Regeneron Pharmaceuticals, Inc. entered into a collaboration agreement to develop and commercialize Regeneron's pain medication product, fasinumab. Teva and Regeneron will share equally in the global commercial benefits of this product, as well as ongoing associated research and development costs of approximately $1 billion. Under the terms of the agreement, Teva paid Regeneron $250 million upfront, which was recorded in Teva's consolidated statements of income as research and development expenses and reflected in cash flow used in investing activities.

Transactions subsequent to the balance date:

Anda

On October 3, 2016, Teva consummated the acquisition of Anda Inc., the fourth largest distributor of generic pharmaceuticals in the United States, for cash consideration of $500 million. The purchase will be treated as a transaction related to the Actavis Generics acquisition, and may impact the allocation of consideration paid and resulting fair value of acquired assets and liabilities, including goodwill. Further disclosures are currently impracticable, as initial accounting for the business combination is not available at the date of the issuance of this report.

Celltrion

In October 2016, Teva and Celltrion, Inc. entered into an exclusive partnership to commercialize two of Celltrion's products in the U.S. and Canada. Under the terms of the agreement, Teva paid Celltrion $160 million, of which up to $60 million is refundable or creditable under certain circumstances. Teva and Celltrion will share the profit from the commercialization of these products.